Impairment of assets	12 Months Ended
Dec. 31, 2022
Impairment of assets
Impairment of assets

14.  Impairment of assets

The Group evaluates whether there is any indication of impairment for an asset on the relevant reporting date. If such an indication exists, the asset’s recoverable amount is estimated. If the recoverable amount of the asset or any cash-generating unit (“CGU”) to which the asset belongs exceeds its carrying amount, no impairment loss is recognized.

As of 31 December 2022, due to ongoing war in Ukraine, impairment test of Lifecell’s tangible and intangible assets was performed using the assumption that Lifecell was the CGU. As of 31 December 2022, the recoverable amount of Lifecell is determined based on fair value less cost of disposal calculations. As the recoverable amount of CGU was higher than its carrying amount, no impairment charge was recognized. (31 December 2021: No indication of impairment was found in any CGU of the Group and no impairment test was performed).

Sensitivity analysis was performed on the change in weighted average cost of capital (WACC) by +0.5%/- 0.5%. Besides, considering of the potential effect of Ukraine-Russia war on Lifecell’s business plans, sensitivity analysis was performed on the change in subscribers, average revenue per user (ARPU) and EBITDA margin by 1.0%-5.0%. No material sensitivity has been noted.

As of 31 December 2022, the assumptions used in recoverable amount calculations of Lifecell were:

Impairment test was performed based on Lifecell’s business plans covering a six-year period. A post-tax WACC rate of 37.7% - 39.0% for the period from 2023 to 2028, and a terminal growth rate of 5.0% were used.